UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2020

INNERWORKINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-52170	20-5997364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

203 North LaSalle Street, Suite 1800, Chicago, Illinois 60601

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 642-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INWK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on October 1, 2020 of the transactions contemplated by that certain Agreement and Plan of Merger, by and among InnerWorkings, Inc., a Delaware corporation (the “Company”), HH Global Group Limited, a company registered in England and Wales (“Parent”), HH Global Finance Limited, a company registered in England and Wales (“HH Finance”) and Project Idaho Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Sub”) (as amended from time to time, the “Merger Agreement”). Pursuant to the terms and conditions set forth in the Merger Agreement, on October 1, 2020, Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, the Company became a wholly owned subsidiary of Parent.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the closing of the Merger, on October 1, 2020, all outstanding obligations under (i) that certain Loan and Security Agreement, dated as of July 16, 2019, by and among the Company, the subsidiaries of the Company party thereto as guarantors, the lenders party thereto, and Bank of America, N.A., as agent, collateral agent and security trustee for the lenders (the “ABL”) and (ii) that certain Loan and Security Agreement, dated as of July 16, 2019, by and among the Company, and the subsidiaries of the Company party thereto as guarantors, the lenders party thereto and TCW Asset Management Company LLC, as agent, collateral agent and security trustee for the lenders (the “Term Loan”) were repaid, satisfied and discharged in full, and the ABL and the Term Loan and all commitments thereunder were terminated.

As of the effective time of the Merger (the “Effective Time”), the Company’s 2006 Stock Incentive Plan (as amended and restated on September 6, 2018) and the Company’s 2020 Omnibus Incentive Plan were terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 1, 2020, Parent completed its acquisition of the Company through the Merger pursuant to the terms and conditions of the Merger Agreement.

At the Effective Time, each share of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and automatically converted into the right to receive $3.00 in cash, without interest thereon (the “Merger Consideration”), subject to any applicable withholding taxes, other than (a) shares of Company Common Stock that are held in the treasury of the Company or owned of record by the Company or any wholly owned subsidiary of the Company (other than those held on behalf of any third party), (b) shares owned of record by Parent or Sub or any of their respective wholly owned subsidiaries (other than those held on behalf of any third party) and (c) shares of Company Common Stock held by stockholders who did not vote in favor of or consent to the adoption of the Merger Agreement and who properly demanded appraisal of such shares and complied in all respects with all the provisions of the Delaware General Corporation Law, as amended, concerning the right of holders of shares to require appraisal of their shares.

The description of the Merger Agreement and the Merger contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 17, 2020, and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Company notified the Nasdaq Global Market (the “Nasdaq”) on October 1, 2020 that, effective on that date, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive the Merger Consideration. As a result, it is expected that all shares will be removed from trading on the Nasdaq following the close of trading on October 1, 2020. On October 1, 2020, the Surviving Corporation requested that the Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of Company Common Stock from the Nasdaq and the deregistration of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Surviving Corporation intends to file a Form 15 with the SEC requesting the termination of registration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Company Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

Upon the Effective Time, each holder of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right of holders of Company Common Stock to receive the Merger Consideration).

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Surviving Corporation became a wholly owned subsidiary of Parent.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of the members of the board of directors of the Company ceased serving as the directors of the Company. Mike Perez, Robert MacMillan and Lee Humphreys became directors of the surviving corporation.

At the Effective Time, each officer of the Company ceased serving as an officer of the Company. Mike Perez was appointed as the Chief Executive Officer and President, and Lee Humphreys was appointed as the Vice President and Secretary of the surviving corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Effective Time, the certificate of incorporation of the Company and the bylaws of the Company were each amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated by reference herein.

Item 8.01.	Other Events.

On October 1, 2020, the Company and Parent issued a joint press release in connection with the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Third Amended and Restated Certificate of Incorporation of InnerWorkings, Inc.

3.2	Third Amended and Restated ByLaws of InnerWorkings, Inc.

99.1	Press Release, dated October 1, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

October 1, 2020	By:	/s/ Oren B. Azar
	Name:	Oren B. Azar
	Title:	Executive Vice President, General Counsel and Corporate Secretary